SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately furnishing this combined Current Report on Form 8-K (Report). Information contained herein relating to an individual Registrant is furnished by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit No.

99.1	Press release issued by Great Plains Energy Incorporated on June 4, 2004, announcing its plans for public offerings of common stock and mandatory convertible securities.

99.2	Press release issued by Great Plains Energy Incorporated on June 4, 2004, announcing an increase in 2004 ongoing earnings guidance.

ITEM 9.	REGULATION FD DISCLOSURE.

On June 4, 2004, Great Plains Energy issued a press release announcing its plans for public offerings of common stock and mandatory convertible securities. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.1.

Great Plains Energy also separately issued on June 4, 2004, a press release announcing an increase in 2004 ongoing earnings guidance. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.2.

The press release attached as Exhibit 99.2 contains information regarding Great Plains Energy's reportable segments, including the KCP&L reportable segment. Accordingly, Exhibit 99.2 is also being furnished on behalf of KCP&L.

The information, including the exhibits attached hereto, in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report, including the exhibits attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/Jeanie Sell Latz

Jeanie Sell Latz
Secretary

Date:  June 4, 2004